UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________

SCHEDULE 14A

_____________________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________

Ocean Capital LLC
W. Heath Hawk
Ethan A. Danial
José R. Izquierdo II
Mojdeh L. Khaghan

_____________________________________________________

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

2022 ANNUAL MEETING OF SHAREHOLDERS OF
Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card to elect our slate of highly-qualified nominees, for our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to July 9, 2021 and for our proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this Proxy Statement.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk, are significant shareholders and beneficially own in the aggregate approximately 4.5% of the outstanding shares of the Fund’s common stock, par value $0.01 (the “Common Stock”), of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our proposal to elect our three (3) nominees to the board of directors of the Fund (the “Board”), our proposal to repeal any provision or amendment to the Fund’s bylaws (the “Bylaws”) that has been or will be adopted by the Board of Directors of the Fund subsequent to July 9, 2021, and our proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings (as described in this proxy statement (including the appendices hereto, the “Proxy Statement”), each at the 2022 annual meeting of shareholders scheduled to be held virtually at 11:30 a.m., Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), on July 28, 2022, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2022 Annual Meeting”). This Proxy Statement relates ONLY to the Fund’s 2022 annual meeting AND NOT TO THE FUND’S 2021 annual meeting of shareholders (the “2021 ANNUAL MEETING”). EXCEPT AS DESCRIBED IN THIS PROXY STATEMENT, ANY ACTION REQUESTED TO BE TAKEN BY SHAREHOLDERS PURSUANT TO THIS PROXY STATEMENT WILL ONLY AFFECT MATTERS DECIDED BY SHAREHOLDERS AT THE 2022 ANNUAL MEETING. For information about the Fund’s 2021 Annual Meeting, which was initially scheduled to be held on July 29, 2021 and has been adjourned numerous times, please refer to Ocean Capital’s proxy statement filed on July 28, 2021, as amended by amendments filed on August 2, 2021, August 30, 2021, September 17, 2021, September 28, 2021, October 13, 2021, November 1, 2021, November 9, 2021, December 3, 2021, January 18, 2022, February 22, 2022, March 22, 2022, May 12, 2022 and June 14, 2022, and as may be further amended from time to time.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2022 Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.      To elect Ocean Capital’s slate of three (3) director nominees, José R. Izquierdo II, Mojdeh L. Khaghan and Ethan A. Danial (the “Nominees”), to serve as Class I directors on the Board, until their terms expire at the Fund’s 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (Proposal 1);

2.      To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2); and

3.      To amend and restate Article II, Section 8 of the Bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this Proxy Statement (Proposal 3).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the 2022 Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the 2022 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies. Any shareholder wishing to participate in the 2022 Annual Meeting by means of remote communication can do so, provided such shareholder registers for the 2022 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the record date for the 2022 Annual Meeting, June 14, 2022 (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 27, 2022 to attend and vote at the 2022 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2022 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2022 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400. This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to shareholders on or about July 27, 2022.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-23677.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the voting instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

As one of the largest shareholders of the Fund, Ocean Capital has nominated a slate of three (3) highly-qualified Nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002) (Proposal 1), and put forth a proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2) and a proposal to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this Proxy Statement (Proposal 3).

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all shareholders. We believe shareholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, our nominees will be committed to putting shareholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset values and other value-unlocking initiatives.

In furtherance of its objectives, Ocean Capital submitted director nominations and a business proposal for the Fund’s 2021 Annual Meeting. The 2021 Annual Meeting was initially scheduled to be held on July 29, 2021 and has been adjourned numerous times for failure to reach a quorum. As of the date of this Proxy Statement, the 2021 Annual Meeting has been delayed for almost a year and has yet to be consummated. Under the Fund’s bylaws, each director’s term lasts until his successor has been elected and qualified, or until his death, resignation or removal, or until December 31 of the year in which he shall have reached eighty-five years of age. As a result, the Fund’s four incumbent direct nominees for the 2021 Annual Meeting — Luis M. Pellot, Carlos Nido, José J. Villamil and Vicente León — have continued to serve on the Board. No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the adoption of Ocean Capital’s proposals for the 2022 Annual Meeting. The adoption of Proposal 3 at the 2022 Annual Meeting will lower the quorum threshold for the Fund’s shareholder meetings and could potentially facilitate the consummation of the 2021 Annual Meeting. For more information about the Fund’s 2021 Annual Meeting, please refer to Ocean Capital’s proxy statement filed on July 28, 2021, as amended by amendments filed on August 2, 2021, August 30, 2021, September 17, 2021, September 28, 2021, October 13, 2021, November 1, 2021, November 9, 2021, December 3, 2021, January 18, 2022, February 22, 2022, March 22, 2022, May 12, 2022 and June 14, 2022, and as may be further amended from time to time.

We urge you to support our Proposals by voting the BLUE Proxy Card today, which we believe will help unlock value for investors.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

According to the Fund’s proxy statement, the Board is currently composed of seven (7) directors, and three (3) of the Fund’s directors are up for election at the 2022 Annual Meeting by holders of Common Stock. We are seeking your support at the 2022 Annual Meeting to elect each of our three (3) highly qualified Nominees, in opposition to the Fund’s Class I director nominees, to serve three-year terms expiring at the Fund’s 2025 annual meeting of shareholders or until their respective successors have been duly elected and qualified. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, age, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five (5) years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. None of the Nominees has a family relationship with any of the other Nominees, except that Ms. Khaghan is the mother of Mr. Danial. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
José R. Izquierdo II, 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918 (39)	N/A	N/A

Managing Member of Main Line Ventures LLC, a consulting firm, where he has worked since 2018;

Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, where he worked from 2017 to 2018;

Principal at The Law Offices of José R. Izquierdo II, where he worked from 2013 to 2016

				N/A	N/A*
Mojdeh L. Khaghan, 5151 Collins Ave., Miami Beach, Florida 33140 (55)	N/A	N/A	Principal of the Morgan Reed Group, a diversified real estate and securities investment firm with investments across the United States and Puerto Rico, where she has worked since 1997	N/A	Director of the Greater Miami Jewish Federation since 2020
Ethan A. Danial, 207 Calle Del Parque, San Juan, Puerto Rico 00912 (25)	N/A	N/A

Vice President of Caribbean Capital and Consultancy Corp., an investment firm, where he has worked since 2017;

Member, Authorized Officer and Manager of RAD Investments, LLC, an investment firm, where he has worked since 2019

N/A

Director of First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 to June 2021;

Director of Campo Caribe LLC, an agricultural business in Puerto Rico, since 2019

____________

*        Mr. Izquierdo was elected as a director of Puerto Rico Residents Tax-Free Fund, Inc. at its annual meeting of shareholders held on March 17, 2022. Due to a pending litigation, the fund has not yet recognized his status as a director.

José R. Izquierdo II, age 39, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. Ocean Capital believes Mr. Izquierdo’s extensive leadership experience at both the public and private sectors makes him qualified to serve as a director of the Fund.

Mojdeh L. Khaghan, age 55, is an attorney admitted to practice in Florida and New York. Since 1997, she has been employed as a principal of the Morgan Reed Group, a diversified real estate and securities investment firm with investments across the US and Puerto Rico. Ms. Khaghan has specialized in securities litigation, shareholder class and derivative actions and trust and estate litigation. Her portfolio of civic engagement and service includes Jackson Health System Financial Recovery Board and Public Health Trust (governing body of one of the largest public hospitals in the US, located in Miami) 2013-2019, Treasurer and Chair of Audit & Compliance Subcommittee, 2012-2015 and member, Jackson Health System Pension Subcommittee (an employee pension plan with assets in excess of $1 billion), 2018 to present; Chair, City of Miami Beach Budget Advisory Committee, 2020 to present; Commissioner, Housing Authority of the City of Miami Beach, 2017 to present; Personnel Board of the City of Miami Beach, 2011-2016. Since 2020, Ms. Khaghan has served as a member of the Florida Bar Grievance Committee, Miami-Dade Subcommittee 11-B. Ms. Khaghan earned her B.A. from Columbia University in 1988 and her J.D. from Columbia Law School in 1991. Ocean Capital believes that Ms. Khaghan’s depth of experience in matters relating to securities law, investment, and corporate governance, serving extensively in various high-level positions in private, non-profit, governmental and quasi-governmental organizations makes her qualified to serve as a director of the Fund.

Ethan A. Danial, age 25, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial is the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico, since August 2017. Additionally, since January 2019, Mr. Danial is a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico. Mr. Danial has served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, since September 2019. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Ocean Capital believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of July 27, 2022.

The information in the following table has been furnished to us by the respective Nominees. The percentages used below are based upon 20,580,168 shares of Common Stock outstanding as disclosed in the Fund’s proxy statement for the 2022 Annual Meeting:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
José R. Izquierdo II 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918	0	N/A

Mojdeh L. Khaghan, 5151 Collins Ave., Miami Beach, Florida 33410	0	N/A

Ethan A. Danial, 207 Calle Del Parque, San Juan, Puerto Rico 00912	0	N/A

Ocean Capital believes that none of the Nominees presently is, and if elected as a director of the Fund, none of the Nominees would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of (Section 301 of the Sarbanes-Oxley Act of 2002).

In the event that our Nominees are not elected to the Board at the 2022 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating director candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A — Information Concerning the Nominees and Participants (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 2
PROPOSAL TO REPEAL BYLAW PROVISIONS AND AMENDMENTS

We have submitted the following proposal for shareholder approval at the 2022 Annual Meeting:

Proposal

“RESOLVED, that any provision of, or amendment to, the bylaws of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to July 9, 2021 be and are hereby repealed.”

The reason for conducting this business at the 2022 Annual Meeting is to ensure that the will of the Fund’s shareholders with respect to the Nominees and the other proposals is upheld at the 2022 Annual Meeting and not thwarted by any unilateral Bylaw provision or amendment adopted by the Board after we first sent our nomination notice to the Fund for its 2021 Annual Meeting on July 9, 2021. While we are not aware of any such provisions or amendments to the Bylaws, we urge shareholders to adopt this proposal to prevent any possible interference with the shareholder franchise and our right as shareholders of the Fund to present business at the 2022 Annual Meeting for shareholders to consider and vote upon. We believe the approval of this proposal is necessary to safeguard the integrity of the contested 2022 Annual Meeting so that shareholders will not be deprived of considering and voting on our Nominees and the Proposal.

Ocean Capital submitted director nominations and a business proposal (which is similar to this Proposal 2) for the Fund’s 2021 Annual Meeting. As of the date of this Notice, the 2021 Annual Meeting has not reached a quorum and has yet to be consummated. If this Proposal 2 is adopted at the 2022 Annual Meeting and the 2021 Annual Meeting has not been consummated as of its adoption, we believe that the adoption of this proposal will also ensure that the will of the Fund’s shareholders with respect to Ocean Capital’s nominees for the 2021 Annual Meeting is upheld at that meeting and not thwarted by any unilateral Bylaw provision or amendment adopted by the Board since July 9, 2021.

Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 2, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO REPEAL ANY PROVISION OF, AND AMENDMENT TO, THE BYLAWS ADOPTED WITHOUT SHAREHOLDER APPROVAL SUBSEQUENT TO JULY 9, 2021 ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 3

PROPOSAL TO AMEND AND RESTATE ARTICLE II, SECTION 8 OF THE BYLAWS
TO LOWER THE QUORUM THRESHOLD AND TO LIMIT THE POWER TO
ADJOURN SHAREHOLDER MEETINGS

We have submitted the following proposal for shareholder approval at the 2022 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the bylaws of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. be and is hereby amended and restated as follows (with such amendment and restatement to take effect immediately and be applicable to any meeting of stockholders that has yet to be held, consummated or completed as of the adoption of this resolution, regardless of whether any such meeting of stockholders is currently adjourned or postponed):

At any meeting of stockholders more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.”

A copy of the amended and restated Article II, Section 8 of the bylaws marked to show changes against the current Article II, Section 8 of the bylaws is attached as Exhibit B to this Proxy Statement.

The reason for conducting this business at the 2022 Annual Meeting is to (i) ensure that the Fund’s meetings of shareholders (including annual elections of directors) are timely held and not subjected to potentially indefinite delays due to a quorum standard that is unreasonably high given the shareholder turnout at the 2021 Annual Meeting and (ii) ensure that the Fund’s meetings of shareholders are adjourned only in limited circumstances (i.e., in the absence of a quorum and only by the Fund’s shareholders) such that the adjournment power will not be exercised in a manner that jeopardizes shareholder franchise or is otherwise adverse to shareholder democracy.

Ocean Capital submitted director nominations and a business proposal for the Fund’s 2021 Annual Meeting. As of the date of this Notice, the 2021 Annual Meeting has not reached a quorum and has yet to be consummated. If this Proposal 3 is adopted at the 2022 Annual Meeting and the 2021 Annual Meeting has not been consummated as of its adoption, the amendments to the Fund’s Bylaws as contemplated by this Proposal 3 will apply to the 2021 Annual Meeting, as the 2021 Annual Meeting constitutes “[a] meeting of stockholders” as used in Proposal 3 and the Fund’s Bylaws, and could impact how likely Ocean Capital’s director nominations and business proposal for the 2021 Annual Meeting will be approved or adopted. Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in Proposal 3, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO amend and restate Article II, Section 8 of the Bylaws to LOWER THE QUORUM THRESHOLD FROM ONE-HALF TO ONE-THIRD OF OUTSTANDING SHARES and to limit the power to adjourn shareholder meetings ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

INFORMATION CONCERNING THE 2022 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on June 14, 2022 as the record date for determining shareholders entitled to notice of and to vote at the 2022 Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2022 Annual Meeting. According to the Fund’s proxy statement for the 2022 Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2022, there were 20,580,168 shares of Common Stock outstanding and entitled to vote at the 2022 Annual Meeting as of the Record Date.

Shareholders, including those who expect to attend the 2022 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2022 Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR Ocean Capital’s proposal to repeal bylaw provisions and amendments adopted subsequent to July 9, 2021 by the Board without shareholder approval, FOR Ocean Capital’s proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this proxy statement and, pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2022 Annual Meeting.

QUORUM

The presence at the 2022 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares that represent “broker nonvotes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as present and entitled to vote at the 2022 Annual Meeting for purposes of determining whether a quorum exists. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2022 Annual Meeting for purposes of determining whether a quorum exists.

Any shareholder wishing to participate in the 2022 Annual Meeting by means of remote communication can do so, provided such shareholder registers for the 2022 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 27, 2022 to attend and vote at the 2022 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2022 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2022 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2022 Annual Meeting provided that a quorum is present.

Proposal to Repeal Bylaw Provisions and Amendments — Provided that a quorum has been established, Proposal 2 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2022 Annual Meeting.

Proposal to Lower the Quorum Threshold and Limit Adjournment Power — Provided that a quorum has been established, Proposal 3 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2022 Annual Meeting.

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation or the Bylaws provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the 2022 Annual Meeting, but will not be treated as votes cast for Proposal 1. Abstentions, therefore, will have no effect on Proposal 1, but will have the effect of “against” votes on Proposals 2 and 3. Broker non-votes will not be treated as votes present at the 2022 Annual Meeting and will not be treated as votes cast for any of Proposals 1, 2 or 3. Broker non-votes, therefore, will have no effect on any of these proposals.

Because of the contested nature of the 2022 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on any of the Proposals 1, 2 or 3 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Shareholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2022 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, PR 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the 2022 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $75,000.

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of shareholders of the Fund, proposals by shareholders and persons nominated for election as directors by shareholders must be delivered to the Fund’s Secretary at its principal office no less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice must be given not more than ten (10) days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund will have previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2022 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2022 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Securities Exchange Act of 1934.

We are asking you to vote FOR the election of our Nominees, FOR our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to July 9, 2021 and FOR our proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this proxy statement.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s administrator is UBS Trust Company of Puerto Rico (“UBS Trust PR”), which is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico, a division of UBS Trust PR, serves as the Fund’s investment adviser and is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBS Financial Services Incorporated of Puerto Rico (“UBS Financial Services Puerto Rico”) serves as the Fund’s principal underwriter and is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC
July 27, 2022

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2022 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2022 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2022 ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on the Record Date, June 14, 2022, are entitled to be present and to vote at the 2022 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees, Proposal 2 and Proposal 3. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any shareholder wishing to participate in the 2022 Annual Meeting by means of remote communication can do so, provided such shareholder registers for the 2022 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 27, 2022 to attend and vote at the 2022 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2022 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2022 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2022 Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of Ocean Capital’s Nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” of Ocean Capital’s Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the proposal to repeal any bylaw provisions and amendments described in this Proxy Statement (Proposal 2); and

“FOR” the proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this Proxy Statement (Proposal 3).

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2022 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2022 Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

•        attending the 2022 Annual Meeting and voting virtually (although attendance at the 2022 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2022 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2022 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2022 Annual Meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

Who is making this proxy solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Ocean Capital and the other participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominees, Proposal 2 and Proposal 3. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the 2022 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $75,000.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary, at Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., 250 Muñoz Rivera Avenue American International Plaza Building, Tenth Floor, San Juan, PR 00918. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various shareholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and its nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated three (3) highly-qualified individuals for election as directors at the 2022 Annual Meeting: José R. Izquierdo II, Mojdeh L. Khaghan and Ethan A. Danial.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Ocean Capital, Mr. Hawk and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of July 15, 2022, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 916,671 shares of Common Stock (including 100 shares of Common Stock held in record name by the Record Holder)1 representing approximately 4.5% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon the 20,580,168 shares of Common Stock outstanding as disclosed in the Fund’s proxy statement for the 2022 Annual Meeting. Ocean Capital may be deemed to beneficially own 904,471 shares of Common Stock.

As of July 15, 2022, Mr. Hawk may be deemed to beneficially own 916,671 shares of Common Stock, consisting of 12,200 shares of Common Stock held in a joint account of Mr. Hawk and his spouse and 904,471 shares of Common Stock owned by Ocean Capital, which Mr. Hawk as Managing Member of Ocean Capital may be deemed to beneficially own, collectively representing approximately 4.5% of the Fund’s outstanding shares of Common Stock.

As of July 15, 2022, none of the Nominees beneficially owned any shares of Common Stock or has entered into any transactions in securities of the Fund during the past two years. Each Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his or her pecuniary interest therein.

Except as set forth in this Proxy Statement, none of the Nominees nor any of their Immediate family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he or she does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by the Participants, see Appendix B — Transactions in Securities of the Fund During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

____________

1        Although we have moved shares into record form, we do not believe that record ownership is a requirement under the organizational documents of the Fund or under Puerto Rico law for making nominations or submitting business proposals. We did so only because of what we believe is the unlawful and entrenched position of the Fund and Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. with respect to our nomination notices for last year’s annual meetings for those respective funds.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, none of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2022 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Izquierdo is serving as Managing Director of Main Line Ventures, LLC. The principal occupation of Ms. Khaghan is serving as a Principal of the Morgan Reed Group. The principal occupation of Mr. Danial is serving as Vice President of Caribbean Capital and Consultancy Corp. The principal occupation of Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Izquierdo is 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918. The principal business address of Ms. Khaghan is 5151 Collins Ave., Miami Beach, Florida 33140. The principal business address of Mr. Danial is 207 Calle Del Parque, San Juan, Puerto Rico 00912. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Messrs. Hawk, Danial and Izquierdo are residents of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2022 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two (2) years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

The Participants propose to enter into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) pursuant to which, among other things, (i) the Participants agree to the joint filing of any statement on Schedule 13D and any amendments thereto, if required, with respect to the securities of the Fund, (ii) the Participants agree to solicit proxies in favor of the proposals submitted to the Fund’s stockholders for approval at the 2022 Annual Meeting, including the election of the Nominees, (iii) the Participants agree to provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund, and (iv) Ocean Capital has the right to pre-approve all expenses incurred in connection with the solicitation and agrees to pay all such pre-approved expenses. The foregoing is intended to be a summary of the proposed terms of the Joint Filing and Solicitation Agreement, is not intended to be final, and is subject to the terms of the agreement actually entered into. Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2022 Annual Meeting and (ii) no Nominee has purchased or sold any securities of the Fund’s investment adviser or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director, or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or his or her Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund. At the recent annual meeting of Puerto Rico Residents Tax-Free Fund, Inc. (“PRITF I”), which was originally scheduled for December 21, 2021 and eventually held on March 17, 2022 following multiple adjournments, José R. Izquierdo II was elected by the shareholders of PRITF I to serve a three-year term as a director of the fund. Due to a pending litigation, PRITF I has not yet recognized Mr. Izquierdo’s status as a director. According to public disclosures accessible to Ocean Capital, the Fund and PRITF I may be deemed to be affiliated with each other.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, serves or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his or her Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of July 27, 2022:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
José R. Izquierdo II	none	none
Mojdeh L. Khaghan	none	none
Ethan A. Danial	none	none

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or her or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

On February 18, 2022, Ocean Capital filed three complaints with the Court of First Instance, San Juan Part, of the Commonwealth of Puerto Rico (the “Commonwealth Court”) against each of Tax-Free Fixed Income Fund for Puerto Rico Residents Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc. Ocean Capital alleged that each fund had failed to hold its annual meeting for the election of directors in accordance with Article 7.01 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3641) and each fund’s bylaws. Among the relief sought, Ocean Capital asked the Commonwealth Court to summarily order each fund to hold an annual meeting by March 17, 2022 and declare that the shares represented at the meeting would constitute a quorum. After consolidating the actions, on March 7, 2022, the Commonwealth Court exercised its discretion and denied Ocean Capital’s motion for entry of that order and dismissed the action. Ocean Capital appealed the Commonwealth Court’s decision to the Court of Appeals of the Commonwealth of Puerto Rico (the “Commonwealth Court of Appeals”) on April 11, 2022. In the appeal, Ocean Capital asserted that the Commonwealth Court’s decision reflected an abuse of discretion and was otherwise erroneous. Ocean Capital argued that had the Commonwealth Court applied the correct legal standards and considered the relevant facts, it would have compelled the funds to hold an annual meeting of stockholders for the purpose of electing directors. The Commonwealth Court of Appeals, however, affirmed the Commonwealth Court’s exercise of discretion, in a decision issued on June 30, 2022.

On February 28, 2022, a group of funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico

Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc., filed a complaint (the “Federal Action”) in the U.S. District Court for the District of Puerto Rico (the “Federal District Court”) against Ocean Capital, Mr. Hawk, Mr. Izquierdo, Mr. Danial and certain other named defendants (including RAD Investments, LLC) (collectively, the “Defendants”). The Plaintiff Funds allege that Ocean Capital’s proxy campaigns against the Plaintiff Funds and the Defendants’ conduct in connection with these campaigns violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. The relief the Plaintiff Funds seek includes: (i) a declaration that the Defendants violated these sections of the Exchange Act by not disclosing the names of all persons who they allege are also part of the stockholder group that Ocean Capital disclosed on its Schedule 13D, not disclosing this same information in various proxy disclosures, and supposedly including certain other false or misleading information in its proxy disclosures; (ii) an order requiring the Defendants to issue disclosures to publicly correct their purported misstatements or omissions relating to the Plaintiff Funds; and (iii) an injunction prohibiting the Defendants from soliciting proxies regarding the Plaintiff Funds until the Defendants have issued corrective disclosures.

On April 25, 2022, the Defendants filed a motion to dismiss the complaint in the Federal Action (the “Federal Motion to Dismiss”) with prejudice, asserting that the Plaintiff Funds fail to state a claim against the Defendants. Specifically, the Defendants assert that: (i) the Plaintiff Funds have not plausibly alleged that the Defendants (other than those already disclosed as part of a stockholder group) were part of a stockholder group acting with Ocean Capital in connection with its proxy campaigns in any way; and (ii) no statement in the Defendants’ proxy filings is materially false or misleading. In addition, because Ocean Capital had filed certain additional disclosures that it believes moot some of the Plaintiff Funds’ allegations, the Defendants also moved to dismiss the complaint in the Federal Action as moot. On May 23, 2022, the Plaintiff Funds filed an opposition to the Federal Motion to Dismiss. Defendants filed a reply brief on June 2, 2022. With the motion to dismiss fully briefed, the parties are awaiting further word from the Federal District Court. On July 14, 2022, the Federal District Court issued a scheduling order which, among other things, required the parties to exchange initial disclosures and draft a joint scheduling conference memorandum. Ocean Capital filed a response on July 18, 2022 requesting that the Federal District Court (i) stay discovery in light of the automatic stay of discovery required by the Private Securities Litigation Reform Act while the Federal Motion to Dismiss remains pending and (ii) promptly resolve the Federal Motion to Dismiss.

On June 10, 2022, Ocean Capital filed a complaint against PRITF I in the Commonwealth Court (the “PRITF I Action”). Ocean Capital filed the PRITF I Action pursuant to Article 7.15 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3655), seeking a declaration that Ocean Capital’s nominees to PRITF I’s board of directors had been validly elected by wide margins at PRITF I’s most recent annual meeting of stockholders on March 17, 2022, and, therefore, must be seated immediately. Ocean Capital believes that PRITF I’s refusal to recognize the valid election of Ocean Capital’s nominees unlawfully disenfranchises PRITF I’s stockholders. On June 13, 2022, the Commonwealth Court issued an Order directing PRITF I to show cause, by June 23, 2022, why Ocean Capital’s nominees should not be seated immediately in light of the March 17 vote. On June 23, 2022, PRITF I instead filed a Notice of Removal, purporting to move the PRITF I Action to the Federal District Court. PRITF I argued that the Federal District Court had subject matter jurisdiction over the dispute because of the federal defenses to the PRITF I Action that are alleged in the Federal Action. PRITF I also requested that the PRITF I Action be consolidated with the Federal Action. Ocean Capital filed a response, in which it agreed that consolidation would be appropriate but disputed PRITF I’s asserted basis for jurisdiction in the Federal District Court. The Federal District Court has not yet issued a decision regarding consolidation or jurisdiction. On July 5, PRITF I filed a purported answer to the complaint in the PRITF I Action in the form of a one-paragraph general denial and asserted reasons largely duplicative of the allegations in the Federal Action as to why Ocean Capital’s nominees should not be seated on PRITF I’s board of directors. On July 12, Ocean Capital moved for an injunction under Section 3655, seeking an order directing PRITF I to seat Ocean Capital’s nominees as directors immediately and opposing PRITF I’s request for a stay.

On July 15, 2022, the Plaintiff Funds moved in the Federal Action to consolidate that action with the PRITF I Action on the basis that those cases present common questions of fact and law. Ocean Capital filed a response on July 19, 2022, encouraging the Federal District Court to consolidate the two cases (while disputing the Plaintiff Funds’ inaccurate and misleading characterizations of certain facts).

Exhibit A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,922.00	12/29/2020
Purchase of Common Stock	2,100.00	2/12/2021
Purchase of Common Stock	290,508.00	1/14/2021
Purchase of Common Stock	30,300.00	1/28/2021
Purchase of Common Stock	46,125.00	2/2/2021
Purchase of Common Stock	580,057.00	4/1/2021
Purchase of Common Stock	96.00	4/22/2021
Sale of Common Stock	(18,326.00)	3/11/2022
Sale of Common Stock	(4,426.00)	3/16/2022
Sale of Common Stock	(10,128.00)	3/17/2022
Sale of Common Stock	(10,000.00)	5/31/2022
Sale of Common Stock	(3,757.00)	5/31/2022

Ocean Capital sold unsecured notes to a group of investors and used $1,298,836 of the proceeds to acquire the Fund’s common stock. The principal amount of the unsecured notes associated with such proceeds was $1,298,836 as of July 8, 2022. Except as stated above, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	12,200.00*	5/21/2021

____________

*        Represents shares held in a joint account of Mr. Hawk and his spouse.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Exhibit B

ARTICLE II, SECTION 8 OF THE BYLAWS [MARKED]

8.      Quorum

At any meeting of stockholders more than ~~one-half~~ one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~ present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 662/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy FOR the election of Ocean Capital’s Nominees, FOR Proposal 2 and FOR Proposal 3 by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.morrowsodali.com

Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital BLUE PROXY CARD 2022 ANNUAL MEETING OF SHAREHOLDERS OF TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk, are significant shareholders and beneficially own in the aggregate approximately 4.5% of the outstanding shares of the Fund’s common stock, par value $0.01 (the “Common Stock”), of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our proposal to elect our three (3) nominees to the board of directors of the Fund (the “Board”), our proposal to repeal any provision or amendment to the Fund’s Amended and Restated By-Laws (the “Bylaws”) adopted subsequent to July 9, 2021, and our proposal to amend and restate Article II, Section 8 of the Bylaws to lower the quorum for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings, each at the 2022 annual meeting of shareholders scheduled to be held virtually at 11:30 a.m., Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), on July 28, 2022, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”). This BLUE Proxy Card relates ONLY to the Fund’s 2022 annual meeting AND NOT TO THE FUND’S 2021 ANNUAL MEETING. ACTION REQUESTED TO BE TAKEN BY SHAREHOLDERS PURSUANT TO THIS BLUE PROXY CARD WILL ONLY AFFECT MATTERS DECIDED BY SHAREHOLDERS AT THE 2022 ANNUAL MEETING. For information about the Fund’s 2021 Annual Meeting, please refer to Ocean Capital’s proxy statement filed on July 28, 2021, as amended by amendments filed on August 2, 2021, August 30, 2021, September 17, 2021, September 28, 2021, October 13, 2021, November 1, 2021, November 9, 2021, December 3, 2021, January 18, 2022, February 22, 2022, March 22, 2022, May 12, 2022 and June 14, 2022, and as may be further amended from time to time. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be dated and signed on reverse side) TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED SEE REVERSE SIDE

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE 1. Ocean Capital Proposal: To elect Ocean Capital’s slate of three (3) director nominees, José R. Izquierdo II, Mojdeh L. Khaghan and Ethan A. Danial (the “Nominees”), to serve as Class I directors on the Board, until their terms expire at the Fund’s 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (Proposal 1); 2. Ocean Capital Proposal: To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2); and FOR AGAINST ABSTAIN Please mark vote as indicated in this example FOR ALL WITHHOLD ALL FOR ALL EXCEPT 3. Ocean Capital Proposal: To amend and restate Article II, Section 8 FOR AGAINST ABSTAIN INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below: Ocean Capital does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s bylaws (the “Bylaws”) and applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). of the Bylaws lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to limit the power to adjourn shareholder meetings as described in this Proxy Statement (Proposal 3). Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization